UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2015

NorthStar Realty Finance Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	02-0732285 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 31, 2015, NorthStar Realty Finance Corp., a Maryland corporation (the “Company”), completed the previously announced spin-off of its European real estate business in the form of a taxable pro rata distribution (the “Distribution”) of all of the outstanding shares of common stock of NorthStar Realty Europe Corp., a Maryland corporation (“NRE”), to its common stockholders (the “NRE Spin-Off”). Immediately following the Distribution, the Company effected a 1-for-2 reverse stock split of its common stock (the “NRF Reverse Split”).

Amended and Restated Management Agreement

In connection with the NRE Spin-Off and the NRF Reverse Split, the Company entered into an amended and restated asset management agreement (the “Amended and Restated Management Agreement”), dated as of October 31, 2015, with NSAM J-NRF Ltd, a Jersey limited company and a foreign subsidiary of NorthStar Asset Management Group Inc. (“NSAM”), to, among other things, proportionally adjust the base management fee and incentive fee hurdles to account for the fees payable by NRE pursuant to its management agreement with NSAM as result of the NRE Spin-Off and the NRF Reverse Split.

NRFLP LPA Amendment

In connection with the NRF Reverse Split, on November 1, 2015, the Company, as general partner of NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the “Company OP”), executed the First Amendment to the Amended and Restated Agreement of Limited Partnership of the Company OP (the “NRFLP LPA Amendment”). The NRFLP LPA Amendment effects a reverse split of the limited partner interests in the Company OP (the “Company OP Units”) on the same basis as the NRF Reverse Split and applies equally to all Company OP Units.

Separation Agreement and Contribution Agreement

In connection with the NRE Spin-Off, on October 31, 2015, the Company entered into the following agreements with NRE:

•
a separation agreement between the Company and NRE (the “Separation Agreement”), which sets forth the principal transactions relating to the Distribution and their respective rights and obligations related thereto, including relating to certain tax matters, indemnification and the ongoing relationship between the Company and NRE with respect the Company’s and the Company OP’s guarantees of NRE’s 4.625% Senior Stock-Settleable Notes due December 2016; and

•
a contribution agreement between the Company and NRE (the “Contribution Agreement”), and the series of contribution agreements attached as annexes thereto, pursuant to which the Company contributed its European real estate business (excluding European healthcare properties) and $250 million in cash to NRE.

The foregoing descriptions of the Amended and Restated Management Agreement, the NRFLP LPA Amendment, the Separation Agreement and the Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are included as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on November 1, 2015, immediately following the Distribution, the Company amended its charter (the “Reverse Stock Split Articles of Amendment”) to effect the NRF Reverse Split. At the effective time specified in the Reverse Stock Split Articles of Amendment, every two shares of the Company’s common stock, par value $0.01 per share, issued and outstanding were combined into one issued and outstanding share of common stock, par value $0.02 per share, which was then subsequently decreased to par value $0.01 per share immediately following the NRF Reverse Split pursuant to an additional amendment to its charter (the “Par Value Articles of Amendment”). No fractional shares were issued in the NRF Reverse Split and each stockholder otherwise entitled to a fractional share will receive cash in an amount equal to such fractional share’s ratable interest in the aggregate proceeds, net of brokerage fees, of the sale of the number of shares of common stock obtained by aggregating all fractional shares of common stock (the “Aggregate Shares”) at the effective time of the Distribution and selling the Aggregate Shares on the open market at prevailing market prices.

The foregoing descriptions of the NRF Reverse Split, the Reverse Stock Split Articles of Amendment and the Par Value Articles of Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Reverse Stock

Split Articles of Amendment included as Exhibit 3.1 hereto and the Par Value Articles of Amendment included as Exhibit 3.2 hereto, each incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Charter of NorthStar Realty Finance Corp., dated October 30, 2015 and effective November 1, 2015.
3.2	Articles of Amendment to the Charter of NorthStar Realty Finance Corp., dated October 30, 2015 and effective November 1, 2015.
10.1	Amended and Restated Asset Management Agreement, dated as of October 31, 2015, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.
10.2	First Amendment to the Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, dated as of November 1, 2015.
10.3	Separation Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.4	Contribution Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.

Safe-Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by words like “will,” “would,” “seek,” “future,” “intends” or other similar words or expressions.  Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Such statements include, but are not limited to, the NRE Spin-Off not having the benefits the Company anticipates or not enjoying all the benefits that the Company had prior to the NRE Spin-Off; the Company’s ability to grow its business following the NRE Spin-Off; the Company’s Amended and Restated Management Agreement and various conflicts of interest in the Company’s relationship with NSAM; the operating performance of the Company’s investments; the Company’s liquidity and financing needs; management’s track record; the effects of the Company’s current strategies and investment activities; the Company’s ability to raise and effectively deploy capital; the Company’s ability to effectively perform its obligations under various agreements with NSAM, NRE and other parties; and the Company’s agreements with NSAM and NRE not reflecting terms that would have resulted from arm’s-length negotiations among unaffiliated third parties.  Additional factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company on the date of this report and the Company is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: November 2, 2015	By:	/s/ Ronald J. Lieberman
		Name:	Ronald J. Lieberman
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment to the Charter of NorthStar Realty Finance Corp., dated October 30, 2015 and effective November 1, 2015.
3.2	Articles of Amendment to the Charter of NorthStar Realty Finance Corp., dated October 30, 2015 and effective November 1, 2015.
10.1	Amended and Restated Asset Management Agreement, dated as of October 31, 2015, between NSAM J-NRF Ltd and NorthStar Realty Finance Corp.
10.2	First Amendment to the Amended and Restated Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, dated as of November 1, 2015.
10.3	Separation Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.
10.4	Contribution Agreement, dated as of October 31, 2015, between NorthStar Realty Finance Corp. and NorthStar Realty Europe Corp.